Exhibit 99.1

NEWS RELEASE

Company Contact:

Neil Stinchcombe, CMO

Cerberus Sentinel

480-500-7294

Neil.Stinchcombe@cerberussentinel.com

Public Relations:

Cathy Morley Foster

Eskenzi PR

925-708-7893

cathy@eskenzipr.com

Investor Relations:

Matt Glover or Alex Kovtun

Gateway Investor Relations

949-574-3860

CISO@gatewayir.com

Cerberus Sentinel completes acquisition of Creatrix, Inc.

U.S. cybersecurity services firm expands security and identity management services with woman-owned business

Scottsdale, Ariz. June 2, 2022 – Cerberus Cyber Sentinel Corporation (NASDAQ: CISO), a cybersecurity consulting and managed services firm based in Scottsdale, Ariz., announced that it has completed the acquisition of Creatrix, Inc., a woman-owned cybersecurity and information technology company based in Tennessee and Maryland.

Under the terms of the agreement, Creatrix will become a wholly owned subsidiary of Cerberus Sentinel. The company was co-founded by Anna Fleeman, founder and managing director, and Sami Elhini, co-founder and president. Creatrix is recognized for its expertise in identity management as well as systems integration and software engineering, and it specializes in biometrics, vetting, credentialing, and case management.

“Creatrix is a great fit for us at Cerberus Sentinel, as we both ascribe to creating a culture of cybersecurity for our customers,” said David Jemmett, CEO and founder, Cerberus Sentinel. “We welcome co-founders Anna Fleeman and Sami Elhini and their team members, who all will become Cerberus Sentinel stakeholders. This is an innovative organization that collaborates with customers to secure their operations. Their expertise pairs very well with that of our extended Cerberus Sentinel team.”

“Creatrix is honored to join Cerberus Sentinel,” said Elhini. “We believe our shared vision creates great and immediate value for our customers and shareholders. Through expanded service delivery capacities and future innovation, we will be better able to address the identity and security challenges of businesses and organizations in a rapidly changing world.”

About Cerberus Sentinel

Cerberus Sentinel is an industry leader in managed cybersecurity and compliance (MCCP) services with its exclusive MCCP+ managed compliance and cybersecurity services plus culture program. The company is rapidly expanding by acquiring world-class cybersecurity, secured managed services, and compliance companies with top-tier talent that utilize the latest technology to create innovative solutions to protect the most demanding businesses and government organizations against continuing and emerging security threats and compliance obligations.

Safe Harbor Statement

This news release contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our belief that Creatrix is a great fit for Cerberus, as we both ascribe to creating a culture of cybersecurity for our customers; our belief that Creatrix is an innovative organization that collaborates with customers to secure their operations; our belief that Creatrix’s expertise pairs very well with that of our extended Cerberus Sentinel team; the belief that the Creatrix and Cerberus Sentinel shared vision creates great and immediate value for customers and shareholders; and the belief that through expanded service delivery capacities and future innovation, we will be better able to address the identity and security challenges of businesses and organizations in a rapidly changing world. These statements are often, but not always, made through the use of words or phrases such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “predict,” “plan,” “project,” “continuing,” “ongoing,” “potential,” “opportunity,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, risks related to our ability to raise capital; our ability to increase revenue and cash flow and become profitable; our ability to recruit and retain key talent; our ability to identify and consummate acquisitions; our ability to acquire, attract, and retain clients; and other risks detailed from time to time in the reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.